                          SUBSIDIARIES OF THE COMPANY
                          ---------------------------

                                                             JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
Aiken Regional Medical Centers, Inc.                         South Carolina

The Arbour, Inc.                                             Massachusetts

Arbour Elder Services, Inc.                                  Massachusetts

ASC of Clarkston, Inc.                                       Michigan

ASC of Corona, Inc.                                          California

ASC of Las Vegas, Inc.                                       Nevada

ASC of Littleton, Inc.                                       Colorado

ASC of Midwest City, Inc.                                    Oklahoma

ASC of New Albany, Inc.                                      Indiana

ASC of Palm Springs, Inc.                                    California

ASC of Ponca City, Inc.                                      Oklahoma

ASC of Springfield, Inc.                                     Missouri

ASC of St. George, Inc.                                      Utah

Auburn Regional Medical Center, Inc.                         Washington

The BridgeWay, Inc.                                          Arkansas

Children's Hospital of McAllen, Inc.                         Texas

Comprehensive Occupational and Clinical Health, Inc.         Delaware

Del Amo Hospital, Inc.                                       California

Doctors' General Hospital, Ltd.                              Florida

Doctors' Hospital of Shreveport, Inc.                        Louisiana

Eye West Laser Vision, L.P.                                  Delaware

                                                             JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
Forest View Psychiatric Hospital, Inc.                       Michigan

Glen Oaks Hospital, Inc.                                     Texas

Health Care Finance & Construction Corp.                     Delaware

HRI Clinics, Inc.                                            Massachusetts

HRI Hospital, Inc.                                           Massachusetts

Hope Square Surgical Center, L.P.                            Delaware
  (d/b/a Surgery Centers of the Desert)

Inland Valley Regional Medical Center, Inc.                  California

Internal Medicine Associates of Doctors' Hospital, Inc.      Louisiana

La Amistad Residential Treatment Center, Inc.                Florida

Manatee Memorial Hospital, L.P.                              Delaware

McAllen Medical Center, Inc.                                 Texas
  (d/b/a Edinburg Regional Medical Center)

McAllen Medical Center Foundation (Non-Profit)               Texas

Meridell Achievement Center, Inc.                            Texas

Merion Building Management, Inc.                             Delaware

New Albany Outpatient Surgery, L.P.                          Delaware
  (d/b/a Surgical Center of New Albany)

Northern Nevada Medical Center, L.P.                         Delaware
  (d/b/a Northern Nevada Medical Center)

Northwest Texas Healthcare System, Inc.                      Texas

The Pavilion Foundation                                      Illinois

Pueblo Medical Center, Inc.                                  Nevada

                                                            JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
RCW of Edmond, Inc.                                          Oklahoma

Relational Therapy Clinic, Inc.                              Louisiana

Renaissance Women's Center of Austin, L.P.                   Delaware

Renaissance Women's Center of Edmond, L.L.C.                 Oklahoma

River Crest Hospital, Inc.                                   Texas

River Oaks, Inc.                                             Louisiana

River Parishes Internal Medicine, Inc.                       Louisiana

Sparks Family Hospital, Inc.                                 Nevada

St. George Surgical Center, L.P.                             Delaware
  (d/b/a St. George Surgery Center)

St. Louis Behavioral Medicine Institute, Inc.                Missouri

Summerlin Medical Center, L.P.                               Delaware

Surgery Center of Corona, L.P.                               Delaware
  (d/b/a Surgery Center of Corona)

Surgery Center of Littleton, L.P.                            Delaware
  (d/b/a Littleton Day Surgery Center)

Surgery Center of Midwest City, L.P.                         Delaware
  (d/b/a MD Physicians Surgicenter of Midwest City)

Surgery Center of Odessa, L.P.                               Delaware
  (d/b/a Surgery Center of Texas)

Surgery Center of Ponca City, L.P.                           Delaware
  (d/b/a Outpatient Surgical Center of Ponca City)

Surgery Center of Springfield, L.P.                          Delaware
  (d/b/a Surgery Center of Springfield)

Surgery Center of Waltham, Limited Partnership               Massachusetts

                                                             JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
  (d/b/a Surgery Center of Waltham)

Tonopah Health Services, Inc.                                Nevada

Turning Point Care Center, Inc.                              Georgia
  (d/b/a Turning Point Hospital)

Two Rivers Psychiatric Hospital, Inc.                        Delaware

UHS of Belmont, Inc.                                         Delaware

UHS of Bethesda, Inc.                                        Delaware

UHS of Columbia, Inc.                                        District of
                                                                Columbia
UHS Croyden Limited                                          United Kingdom

UHS of DeLaRonde, Inc.                                       Louisiana

UHS of Delaware, Inc.                                        Delaware

UHS of Fayetteville, Inc.                                    Arkansas

UHS of Florida, Inc.                                         Florida

UHS of Fuller, Inc.                                          Massachusetts

UHS Holding Company, Inc.                                    Nevada

UHS of Illinois, Inc.                                        Illinois

UHS International Limited                                    United Kingdom

UHS Las Vegas Properties, Inc.                               Nevada

UHS Leasing Company, Limited                                 United Kingdom

UHS London Limited                                           United Kingdom

UHS of Manatee, Inc.                                         Florida

UHS of New Orleans, Inc.                                     Louisiana

                                                             JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
  (d/b/a Chalmette Hospital and River Parishes Hospital)

UHS of New York, Inc.                                        New York

UHS of Odessa, Inc.                                          Texas

UHS of Pennsylvania, Inc.                                    Pennsylvania

UHS of Plantation, Inc.                                      Florida

UHSR Corporation                                             Delaware

UHS Receivables Corp.                                        Delaware

UHS Recovery Foundation, Inc.                                Pennsylvania

UHS of River Parishes, Inc.                                  Louisiana

UHS of Riverton, Inc.                                        Washington

UHS of Timberlawn, Inc.                                      Texas

UHS of Vermont, Inc.                                         Vermont

UHS of Waltham, Inc.                                         Massachusetts

Universal HMO, Inc.                                          Nevada

Universal Health Network, Inc.                               Nevada

Universal Health Pennsylvania Properties, Inc.               Pennsylvania

Universal Health Recovery Centers, Inc.                      Pennsylvania
  (d/b/a UHS KeyStone Center)

Universal Health Services of Cedar Hill, Inc.                Texas

Universal Health Services of Concord, Inc.                   California

Universal Treatment Centers, Inc.                            Delaware

                                                             JURISDICTION
         NAME OF SUBSIDIARY                                OF INCORPORATION
         ------------------                                ----------------
Valley Hospital Medical Center, Inc.                         Nevada

Valley Surgery Center, L.P.                                  Delaware
  (d/b/a Goldring Surgery Center)

Victoria Regional Medical Center, Inc.                       Texas

Wellington Physician Alliances, Inc.                         Florida

Wellington Regional Medical Center Incorporated              Florida

Westlake Medical Center, Inc.                                California








\hedrick\subs-10K.97

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